Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account B

The Commodore Advantage®

The Commodore Independence®

The Commodore Spirit®

Individual and Group Flexible Premium Deferred Annuities

Supplement Dated July 20, 2018

to Prospectus Dated May 1, 2018

This Supplement describes changes to the name of a Portfolio in which a Subaccount may invest under your Contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this Supplement have the same meaning as in your Contract prospectus.

Deutsche Investments VIT Funds notified us that the name of the trust changed to Deutsche DWS Investments VIT Funds, effective July 2, 2018.

In addition, the name of the following Portfolio changed, effective July 2, 2018. There are no changes to the Portfolio’s fees or investment objective. All other information about the Portfolio can be found in its prospectus.

PREVIOUS PORTFOLIO NAME	NEW PORTFOLIO NAME
Deutsche Small Cap Index VIP	DWS Small Cap Index VIP

Please retain this Supplement for future reference.